Exhibit 10.1

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”) is made and entered into as of the 27st day of September 2016, by and between SmooFi, Inc., a Nevada corporation (“Seller”) and Douglas S. Kircher, an individual residing in California or his assigns (“Purchaser”), collectively referred to herein as the “Parties” or individually as a “Party”.

W I T N E S S E T H:

WHEREAS, the Seller desires to sell a promissory note in the principal amount of Twelve Thousand Five Hundred Dollars (US$12,500) to the Purchaser, and the Purchaser desires to purchase such note from the Seller pursuant to the terms and conditions contained herein;

NOW THEREFORE, in consideration of the mutual covenants, agreements, conditions, representation, and warranties contained in this Agreement, the Seller and the Purchaser hereby agree as follows:

1.      PURCHASE AND SALE OF THE PROMISSORY NOTE

1.1              Purchase and Sale of Note.  Subject to the terms and conditions of this Agreement, the Seller hereby agrees to issue to the Purchaser and the Purchaser hereby agrees to acquire from the Seller a certain Demand Convertible Promissory Note (“Note”) in the aggregate principal amount of Twelve Thousand Five Hundred Dollars (US$12,500), a conformed copy of which is attached hereto as Exhibit A.

1.2              Closing.  The purchase and sale of the Note shall take place at such time and place as the Seller and Purchaser shall mutually agree (which time and place are designated as the "Closing").

2.      REPRESENTATIONS AND WARRANTIES OF THE SELLER.

2.1       Authorization.  The Seller represents and Certificates that all action on the part of Seller necessary for the authorization, execution, delivery, and performance of all the obligations of Seller under this Agreement has been taken prior to the Closing Date and that this Agreement constitutes a valid and legally binding obligation of Seller enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, and moratorium laws and other laws of general application affecting enforcement of creditors’ rights generally and to general equitable principles.  Seller may also sell all securities and execute a promissory note as contemplated by this Agreement.

3.      REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.1       Authorization.  Purchaser represents and certifies that all action on the part of Purchaser necessary for the authorization, execution, delivery, and performance of all the obligations of Purchaser under this Agreement has been taken prior to the Closing Date and that this Agreement constitutes a valid and legally binding obligation of Purchaser enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, and moratorium laws and other laws of general application affecting enforcement of creditors’ rights generally and to general equitable principles.

3.1       Accredited Investor".  The Purchaser represents that he is an "accredited investor" as such term is defined in the SEC's Rule 501 under Regulation D of the Securities Act of 1933, as amended (the "Securities Act")

3.2       Investment Intent.  The Purchaser represents that he is acquiring the Note hereunder for investment and not with a view to the sale or other distribution thereof within the meaning of the Securities Act, and that the Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Note.  The Purchaser represents that he is acquiring the Note for the Purchaser's own account and that no one else has any beneficial ownership in the Note to be acquired hereby.

3.3       Access to Information; Independent Investigation.  The Purchaser, in making the decision to purchase the Note, has relied upon independent investigations made by him or his representative, if any, and the Purchaser or his representative have, prior to any sale to the Purchaser, been given access and the opportunity to ask questions of and to receive answers from, the Seller or any person acting on his behalf concerning the books and records of the Seller, all material contracts and documents of the Seller, and the terms and conditions of the transactions contemplated by this Agreement. Purchaser or his representative have been furnished with all materials relating to the business, finances, and operation of the Seller and the Purchaser or its representative has received complete and satisfactory answers to any and all inquiries relating thereto. In this regard, Purchaser expressly acknowledges that he has conducted, or has been afforded the opportunity to conduct an investigation of the Seller, and has been offered the opportunity to ask representatives of the Seller, questions about the Sellers financial condition, together with current and proposed future business plans, and that Purchaser has obtained such available information as Purchaser has requested, to the extent Purchaser has deemed necessary, to permit him to fully evaluate the merits and risks of an investment in the Note. Purchaser is satisfied as to all inquiries that Purchaser has concerning the Seller and his business activities, and the purchase of the Note.

3.4       No Registration Rights. Purchaser understands that there may be restrictions on the ability of the holder of the Note to collect on the Note. Further, the Note will not be, and Purchaser has no right to require that the Note be registered by the Seller. Purchaser understands that there is no public market for the Note.

4.       MISCELLANEOUS PROVISIONS

4.1       Modifications and Waivers. This Agreement may not be amended or modified, nor may the rights of any Party hereunder be waived, except by a written document that is executed by the Purchaser and the Seller.

4.2       Assignment. This Agreement is and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3              Rights and Obligations of Third Parties. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third parties to any party to this Agreement, nor shall any provision give any third party any right of subrogation or action against any party to this Agreement.

4.4              Notices. Any notice, request, consent, or other communication hereunder shall be in writing, and shall be sent by one of the following means:  (i) by registered or certified first class mail, postage prepaid; (ii) by facsimile transmission; (iii) by reputable overnight courier service; or (iv) by personal delivery, and shall be properly addressed as follows:

If to the Seller, to:

SmooFi Inc..

__________________

__________________

__________________

Tel: _______________

Email: _____________

If to the Purchaser, to:

Douglas S. Kircher

___________________

___________________

Tel: ________________

Email: ______________

or to such other address or addresses as the Seller or the Purchaser shall hereafter designate to the other Party in writing.  Notices sent by mail or by courier shall be effective seven (7) days after they are sent, and notices delivered personally or by facsimile shall be effective at the time of delivery thereof.

4.5              Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto in relation to the subject matter hereof.  Any prior written or oral negotiations, correspondence, or understandings relating to the subject matter hereof shall be superseded by this Agreement and shall have no force or effect.  The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser.

4.6              Severability. If any provision which is not essential to the effectuation of the basic purpose of this Agreement is determined by a court of competent jurisdiction to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of the remaining provisions of this Agreement.

4.7              Headings. The headings of the Sections of this Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of any provisions hereof.

4.8              Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

4.9              Expenses. Each Party shall bear and pay the legal and other expenses incurred in connection with negotiating and preparing this Agreement on his behalf.

4.10          Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada.

4.11          Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to either Party, upon any breach or default of the other Party under this Agreement, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent, or approval of any kind or character on the part of either Party of any breach or default by the other Party under this Agreement, or any waiver of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement or by law or otherwise afforded to either Party, shall be cumulative and not alternative.

4.12          Attorneys' Fees. If either Party elects to pursue legal action to enforce its rights under this Agreement, and if a court of competent jurisdiction adjudicates the matter, then the prevailing party in such action shall be entitled to receive from the losing party all costs and expenses, including but not limited to the reasonable fees of attorneys, accountants, and other experts, incurred by the prevailing party in investigating and prosecuting (or defending) such action at the initial trial and appellate levels.

14.13       Further Assurances. Each of the Parties to this Agreement shall use such Party's commercially reasonable efforts to take such actions as may be necessary or reasonably requested by the other Parties to this Agreement to carry out and consummate the transactions contemplated by this Agreement by the Closing Date or extension thereof.

IN WITNESS WHEREOF, the Seller and the Purchaser have each caused this Agreement to be executed by their duly authorized representatives to be effective as of the day and year first above written.

Purchaser:

Douglas S. Kircher

__/s/ Douglas S. Kircher _________

Seller:

SmooFi, Inc.

By:__/s/ Fred G. Luke___________

Name: Fred Luke

Title: President

EXHIBIT A

Demand Convertible Promissory Note